UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 3, 2009

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13737 Noel Road

Dallas, Texas 75240

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 3, 2009, Tenet Healthcare Corporation (“Tenet” or the “Registrant”) exchanged $914,834,000 aggregate principal amount of its outstanding 6.375% Senior Notes due 2011 and $484,453,000 aggregate principal amount of its outstanding 6.50% Senior Notes due 2012 for $699,543,000 aggregate principal amount of new 9.0% Senior Secured Notes due 2015 (the “6-Year Notes”) and $699,543,000 aggregate principal amount of new 10.0% Senior Secured Notes due 2018 (the “9-Year Notes” and, together with the 6-Year Notes, the “New Notes”). The New Notes were offered for exchange only to eligible holders through a private placement and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws.

The 6-Year Notes will mature on May 1, 2015 and the 9-Year Notes will mature on May 1, 2018. Interest on the New Notes will be payable semi-annually in arrears on May 1 and November 1 of each year, commencing on May 1, 2009, to holders of record on the immediately preceding April 15 and October 15.

The 6-Year Notes, which are guaranteed by and secured by a pledge of the capital stock and other ownership interests of certain of the Registrant’s subsidiaries, were issued pursuant to an Indenture, dated as of November 6, 2001 (the “Base Indenture”), between Tenet, as issuer, and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York (the “Trustee”), as supplemented by a Ninth Supplemental Indenture (the “Ninth Supplemental Indenture”), dated March 3, 2009, by and among Tenet, the Trustee and the guarantors party thereto. The 9-Year Notes, which are also guaranteed by and secured by a pledge of the capital stock and other ownership interests of certain of the Registrant’s subsidiaries, were issued pursuant to the Base Indenture, as supplemented by a Tenth Supplemental Indenture (the “Tenth Supplemental Indenture” and, together with the Ninth Supplemental Indenture, the “Supplemental Indentures”), dated March 3, 2009, by and among Tenet, the Trustee and the guarantors party thereto.

The New Notes and the related subsidiary guarantees will be the Registrant’s and the subsidiary guarantors’ senior secured obligations and will rank senior to any subordinated indebtedness that the Registrant or such subsidiary guarantors may incur; will be effectively senior to the Registrant’s and such subsidiary guarantors’ existing and future unsecured indebtedness and other liabilities to the extent of the value of the collateral securing the New Notes and the subsidiary guarantees; will be effectively subordinated to the Registrant’s and such subsidiary guarantors’ obligations under the Registrant’s revolving credit facility to the extent of the value of the collateral securing borrowings thereunder; and will be structurally subordinated to all obligations of the Registrant’s non-guarantor subsidiaries.

Each Supplemental Indenture contains covenants that, among other things, restrict the Registrant’s ability and the ability of its subsidiaries to incur liens, consummate asset sales, enter into sale and lease-back transactions or consolidate, merge or sell all or substantially all of their assets, other than in certain transactions between one or more of the Registrant’s wholly owned subsidiaries and the Registrant. These restrictions, however, are subject to a number of important exceptions and qualifications. In particular, there are no restrictions on the Registrant’s ability or the ability of its subsidiaries to incur additional indebtedness, make restricted payments, pay dividends or make distributions in respect of capital stock, purchase or redeem capital stock, enter into transactions with affiliates or make advances to, or invest in, other entities (including unaffiliated entities).

Upon the occurrence of a “change of control” (as defined in the Supplemental Indentures), the Registrant may be required to purchase all or any part of the New Notes at 101% of the aggregate principal amount of New Notes repurchased, plus accrued and unpaid interest. In addition, subject to certain exceptions and conditions, at any time after May 1, 2012, in the case of the 6-Year Notes, and after May 1, 2014, in the case of the 9-Year Notes, the Registrant may optionally redeem, in whole or in part, the New Notes at the redemption prices set forth in the respective Supplemental Indentures, together with accrued and unpaid interest thereon, if any, to the redemption date.

In connection with the exchange offer, Tenet entered into a Stock Pledge Agreement (the “Pledge Agreement”) on March 3, 2009 with The Bank of New York Mellon Trust Company, N.A., as collateral trustee, and certain subsidiary guarantors of Tenet as pledgors thereto, defining the terms of the pledges that secure the New Notes. Such pledges will secure the payment and performance when due of all of the Registrant’s obligations under the Base Indenture, the Supplemental Indentures and the New Notes as provided in the Pledge Agreement.

In addition, in connection with the exchange offer, Tenet and certain of its subsidiary guarantors entered into a Collateral Trust Agreement (the “Collateral Trust Agreement”) with The Bank of New York Mellon Trust Company, N.A., as collateral trustee, on March 3, 2009. The Collateral Trust Agreement sets forth the terms on which the collateral will be received, held, administered, maintained and enforced and the terms on which the proceeds of all liens upon the capital stock and other ownership interests pledged as collateral at any time in respect of the Registrant’s first-priority stock secured debt and permitted junior stock secured debt shall be distributed, in trust for the benefit of the present and future holders of such first-priority stock secured debt and such permitted junior stock secured debt.

In connection with the issuance of the New Notes, Tenet and the subsidiary guarantors also entered into an Exchange and Registration Rights Agreement (the “Registration Rights Agreement”), dated March 3, 2009, with Citigroup Global Markets Inc., Bank of America Securities LLC, Goldman, Sachs & Co. and Scotia Capital (USA) Inc., as dealer managers for the benefit of the holders defined therein, pursuant to which the Registrant agreed that, if the New Notes are not freely tradable by a specific date, the Registrant will file a registration statement with respect to a registered exchange offer pursuant to which holders of the New Notes can exchange their New Notes and related guarantees for replacement notes and guarantees that are substantially identical in all material respects to the New Notes and that have been registered under the Securities Act.

The foregoing descriptions of the Supplemental Indentures, the Pledge Agreement, the Collateral Trust Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Pledge Agreement, the Collateral Trust Agreement and the Registration Rights Agreement, which are filed hereto as Exhibits 4.1, 4.2, 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Ninth Supplemental Indenture, dated as of March 3, 2009, by and among the Registrant, The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, and the guarantors party thereto

4.2	Tenth Supplemental Indenture, dated as of March 3, 2009, by and among the Registrant, The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, and the guarantors party thereto

10.1	Stock Pledge Agreement, dated as of March 3, 2009, by and among the Registrant, as pledgor, The Bank of New York Mellon Trust Company, N.A., as collateral trustee, and the other pledgors party thereto

10.2	Collateral Trust Agreement, dated as of March 3, 2009, by and among the Registrant, as pledgor, The Bank of New York Mellon Trust Company, N.A., as collateral trustee, and the other pledgors party thereto

10.3	Exchange and Registration Rights Agreement, dated as of March 3, 2009, by and among the Registrant, Citigroup Global Markets Inc., Bank of America Securities LLC, Goldman, Sachs & Co. and Scotia Capital (USA) Inc., and the guarantors party thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Biggs C. Porter
Biggs C. Porter
Chief Financial Officer

Date: March 5, 2009

EXHIBIT INDEX

Exhibit No.	Description
4.1	Ninth Supplemental Indenture, dated as of March 3, 2009, by and among the Registrant, The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, and the guarantors party thereto

4.2	Tenth Supplemental Indenture, dated as of March 3, 2009, by and among the Registrant, The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, and the guarantors party thereto

10.1	Stock Pledge Agreement, dated as of March 3, 2009, by and among the Registrant, as pledgor, The Bank of New York Mellon Trust Company, N.A., as collateral trustee, and the other pledgors party thereto

10.2	Collateral Trust Agreement, dated as of March 3, 2009, by and among the Registrant, as pledgor, The Bank of New York Mellon Trust Company, N.A., as collateral trustee, and the other pledgors party thereto

10.3	Exchange and Registration Rights Agreement, dated as of March 3, 2009, by and among the Registrant, Citigroup Global Markets Inc., Bank of America Securities LLC, Goldman, Sachs & Co. and Scotia Capital (USA) Inc., and the guarantors party thereto